UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 11, 2003

Shoe Pavilion, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23669	94-3289691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1380 Fitzgerald Drive, Pinole CA 94564

(Address of Principal Executive Offices)        (Zip Code)

Registrant’s telephone number, including area code:    510-222-4405

3200-F Regatta Boulevard, Richmond, CA 94804

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.

Number	Exhibit

99.1	Press Release issued August 11, 2003.

Item 12.	Results of Operations and Financial Condition.

On August 11, 2003, the Company issued a press release announcing its operating results for the second quarter ended June 28, 2003.

A copy of the Company’s August 11, 2003 press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shoe Pavilion, Inc. (Registrant)

Date August 18, 2003	By	/s/ John D. Hellmann
John D. Hellmann Vice President and Chief Financial Officer